                                                                  EXHIBIT 10(tt)


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                     U.S. DEPOSIT AND DISBURSEMENT AGREEMENT


                                      among


                       YORK POWER FUNDING (CAYMAN) LIMITED
                          BROOKLYN NAVY YARD POWER LLC
                              WARBASSE POWER I LLC
                              WARBASSE POWER II LLC
                     NEW WORLD POWER TEXAS RENEWABLE ENERGY
                               LIMITED PARTNERSHIP



                                       and

                              THE BANK OF NEW YORK,
                               as Collateral Agent


                                       and


                              THE BANK OF NEW YORK,
                               as Depositary Bank


                           Dated as of August 4, 1998


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

                                TABLE OF CONTENTS


                                                                                                   PAGE
                                                                                                   ----
                                    ARTICLE 1
                  DEFINED TERMS AND PRINCIPLES OF CONSTRUCTION

                                    ARTICLE 2
              REPORTING REQUIREMENTS; PROCEDURES GOVERNING ACCOUNTS

Section 2.1   PROCEDURES GOVERNING ACCOUNTS .........................................................2
Section 2.2   ESTABLISHMENT OF U.S. DEPOSITARY ACCOUNTS AND SUB-ACCOUNTS.............................4
Section 2.3   SECURITY INTEREST......................................................................4
Section 2.4   TERMINATION............................................................................5

                                    ARTICLE 3
                                  THE ACCOUNTS

Section 3.1   BIG SPRING CONSTRUCTION ACCOUNT........................................................5
Section 3.2   U.S. REVENUE ACCOUNT...................................................................6
Section 3.3   BIG SPRING OPERATING ACCOUNT..........................................................10
Section 3.4   U.S. INTEREST ACCOUNT.................................................................11
Section 3.5   U.S. PRINCIPAL ACCOUNT................................................................11
Section 3.6   DEBT SERVICE RESERVE ACCOUNT..........................................................12
Section 3.7   BIG SPRING MAINTENANCE RESERVE ACCOUNT................................................12
Section 3.8   U.S. LOSS PROCEEDS ACCOUNT............................................................13
Section 3.9   U.S. ADDITIONAL RESERVE ACCOUNT.......................................................15
Section 3.10  BNY SUPPLEMENTAL RESERVE ACCOUNT......................................................15
Section 3.11  U.S. DISTRIBUTION ACCOUNT.............................................................15
Section 3.12  WITHDRAWALS FROM THE U.S. DEPOSITARY ACCOUNTS ON THE DEBT
                 TERMINATION DATE...................................................................16
Section 3.13  INVESTMENTS...........................................................................17
Section 3.14  RECEIPT OF PROCEEDS...................................................................17
Section 3.15  BENEFIT OF ACCOUNTS...................................................................18
Section 3.16  INFORMATION...........................................................................18
Section 3.17  ACCOUNTS GENERALLY....................................................................18
Section 3.18  DEPOSITARY BANK OBLIGATIONS LIMITED...................................................18
Section 3.19  TRIGGER EVENTS........................................................................19



                                       i
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


                                   ARTICLE 4
                              THE DEPOSITARY BANK

Section 4.1   APPOINTMENT OF DEPOSITARY BANK, POWERS AND IMMUNITIES.................................19
Section 4.2   RELIANCE BY DEPOSITARY BANK...........................................................20
Section 4.3   COURT ORDERS..........................................................................21
Section 4.4   RESIGNATION OR REMOVAL................................................................21
Section 4.5   EXPENSES; INDEMNIFICATION; FEES.......................................................22

                                   ARTICLE 5
                            MISCELLANEOUS PROVISIONS

Section 5.1   DIRECTION TO DEPOSITARY BANK..........................................................22
Section 5.2   ACTION BY DEPOSITARY BANK.............................................................23
Section 5.3   BENEFIT OF AGREEMENT..................................................................23
Section 5.4   NOTICES...............................................................................23
Section 5.5   COUNTERPARTS; DESCRIPTIVE.............................................................23
Section 5.6   GOVERNING LAW; SUBMISSION TO JURISDICTION.............................................23
Section 5.7   NO WAIVER; CUMULATIVE REMEDIES........................................................24
Section 5.8   ASSIGNMENT............................................................................25
Section 5.9   TIME OF DAY; ENGLISH LANGUAGE.........................................................25
Section 5.10  BINDING EFFECT........................................................................25
Section 5.11  NOTICE OF ADVERSE CLAIM...............................................................25
Section 5.12  LIMITATION ON FUNDING COMPANY'S LIABILITY.............................................25
Section 5.13  THE COLLATERAL AGENT.  ...............................................................25


Schedule 1    U.S. Depositary Accounts

Exhibit A     Big Spring Construction Requisition
Exhibit B     Non-Budgeted Operating and Maintenance Expense Certificate
Exhibit C     Restoration Requisition


                     U.S. DEPOSIT AND DISBURSEMENT AGREEMENT


          U.S. DEPOSIT AND DISBURSEMENT AGREEMENT, dated as of August 4, 1998 (this "AGREEMENT"), among YORK POWER FUNDING (CAYMAN) LIMITED, a limited liability company incorporated under the laws of the Cayman Islands ("FUNDING COMPANY"), BROOKLYN NAVY YARD POWER LLC, a Delaware limited liability company (the "BNY GUARANTOR"),WARBASSE POWER I LLC, a Delaware limited liability company ("WARBASSE I"), WARBASSE POWER II LLC, a Delaware limited liability company ("WARBASSE II", and together with Warbasse I, the "WARBASSE GUARANTOR"), NEW WORLD POWER TEXAS RENEWABLE ENERGY LIMITED PARTNERSHIP, a Texas limited partnership (the "BIG SPRING GUARANTOR" and, together with the BNY Guarantor and the Warbasse Guarantor, the "U.S. GUARANTORS"), THE BANK OF NEW YORK, a New York banking corporation, as collateral agent (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT") under the Collateral Agency and Intercreditor Agreement referred to below for the benefit of the Secured Parties and THE BANK OF NEW YORK, a New York banking corporation, as the depositary bank (in such capacity, together with its successors in such capacity, the "DEPOSITARY BANK") under this Agreement.



                              W I T N E S S E T H:

          WHEREAS, Funding Company is a limited liability company established for the sole purpose of issuing the Securities in its individual capacity as principal and as agent acting on behalf of the U.S. Guarantors pursuant to the Indenture and to make loans to the Project Borrowers pursuant to the Project Loan Agreements;

          WHEREAS, Funding Company has simultaneously with the execution and delivery of this Agreement issued and sold the Initial Securities pursuant to the Indenture;

          WHEREAS, payments of the principal of, premium (if any), interest on and any other amounts due with respect to the Initial Securities will be partially serviced by repayment of the U.S. Project Loans and guaranteed by the U.S. Guarantors;

          WHEREAS, the Collateral Agent, Funding Company and the Project Obligors are entering into the Security Documents, pursuant to which the Collateral Agent, acting on behalf of the Secured Parties, will obtain a continuing Lien on and perfected security interest in the Collateral;

          WHEREAS, the Secured Parties and the Project Obligors are entering into a Collateral Agency and Intercreditor Agreement appointing the Collateral Agent as collateral agent and setting forth certain rights and remedies of the Collateral Agent acting on behalf of the Secured Parties with respect to the Collateral, including, without limitation, the U.S. Depositary Accounts established pursuant to this Agreement; and

          WHEREAS, Funding Company and the U.S. Guarantors desire to (a) grant to the Collateral Agent, acting on behalf of the Secured Parties, a Lien on and security interest in, among other things, the U.S. Depositary Accounts established pursuant to this Agreement and (b) the Collateral Agent desires to appoint the Depositary Bank as depositary bank to hold and administer money deposited in the various U.S. Depositary Accounts established pursuant to this Agreement and funded with, among other things, proceeds of certain insurance and revenues generated by and/or distributed to Funding Company and the U.S. Guarantors.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
                  DEFINED TERMS AND PRINCIPLES OF CONSTRUCTION

          For all purposes of this Agreement, (a) capitalized terms used but not otherwise defined herein shall have the meanings set forth in APPENDIX A to the Indenture and (b) the principles of construction set forth in SECTION 1.1 (Definitions; Construction) of the Indenture shall apply.


                                    ARTICLE 2
              REPORTING REQUIREMENTS; PROCEDURES GOVERNING ACCOUNTS

          Section 2.1 PROCEDURES GOVERNING ACCOUNTS

          (a) The Depositary Bank hereby agrees to act as such and to accept all cash, payments, other amounts (including any instruments in respect thereof) and Cash Equivalents to be delivered to or held by the Depositary Bank pursuant to the terms of this Agreement, and to promptly deposit all such amounts and Cash Equivalents into the U.S. Depositary Accounts established hereunder in accordance with the terms hereof. The Depositary Bank shall hold and safeguard the U.S. Depositary Accounts during the term of this Agreement and shall treat the cash, payments, other amounts and Cash Equivalents, and all rights related thereto, now or hereafter deposited in or credited to the U.S. Depositary Accounts as "financial assets" (as defined in Section 8-102(a)(9) of the Revised
UCC), pledged by Funding Company and the U.S. Guarantors to the Collateral Agent for the benefit of the Secured Parties, to be held by the Depositary Bank, acting as a "securities intermediary" (as defined in the Revised UCC).

          (b) The U.S. Depositary Accounts and sub-accounts established pursuant to SECTION 2.2 (Establishment of U.S. Depositary Accounts and Sub-accounts) shall be in the name of the Collateral Agent, for the benefit of the Secured Parties, for purposes of granting the Collateral Agent, on behalf of the Secured Parties, a security interest therein in accordance with the Security Documents. All amounts and Cash Equivalents from time to time held in each U.S. Depositary Account shall be (a) registered in the name of the Collateral Agent for the benefit of the Secured Parties, (b) held in the custody of the Depositary Bank for the purposes and on the terms set forth in this Agreement and the other Finance Documents or (c) endorsed to the Collateral Agent or credited to another account maintained in the name of Collateral Agent. All such amounts shall constitute a part of the Collateral and shall not constitute payment of any Indebtedness or any other obligation of Funding Company or any U.S. Guarantor until applied as hereinafter provided.

          (c) Each of Funding Company and the U.S. Guarantors agree that its rights to amounts and Cash Equivalents held in the U.S. Depositary Accounts are subject to and controlled by the terms of this Agreement. In no case will any amounts or Cash Equivalents deposited in or credited to any U.S. Depositary Accounts be registered in the name of Funding Company or any U.S. Guarantor, payable to the order of Funding Company or any U.S. Guarantor or specially endorsed to Funding Company or any U.S. Guarantor except to the extent the foregoing have been specially endorsed to the Collateral Agent or in blank. Each of Funding Company and the U.S. Guarantors agree that the U.S. Depositary Accounts and sub-accounts established hereto, together with the U.S. Depositary Accounts, shall be the only deposit accounts of Funding Company and each U.S. Guarantor.

          (d) The Depositary Bank hereby agrees that it will comply with "entitlement orders" (within the meaning of Section 8-102(a)(8) of the Revised UCC, including, without limitation, any notification to the Depositary Bank directing transfer or redemption of any securities or other financial assets in any U.S. Depositary Account) issued by the Collateral Agent and relating to any U.S. Depositary Account without the requirement of further consent by Funding Company or any U.S. Guarantor or any other Person. The Depositary Bank hereby represents that it has not entered into, and, hereby agrees that until the termination of each of the Finance Documents, it will not enter into, any agreement with any other Person (other than Funding Company or any U.S. Guarantor) relating to the U.S. Depositary Accounts (or the amounts and Cash Equivalents deposited therein or credited thereto) pursuant to which it has agreed to comply with entitlement orders made by such Person. The Depositary Bank hereby represents that it has not entered into any other agreement with Funding Company or any U.S. Guarantor or the Collateral Agent purporting to limit or condition the obligation of the Depositary Bank to comply with entitlement orders as set forth in this SECTION 2.1(d). The Collateral Agent agrees that it shall not issue entitlement orders in any circumstances which are not permitted by this Agreement, and Funding Company or any U.S. Guarantor shall have a cause of action against the Collateral Agent for any damages suffered as a result of the Collateral Agent issuing entitlement orders not authorized by this Agreement.

          Section 2.2 ESTABLISHMENT OF U.S. DEPOSITARY ACCOUNTS AND SUB-ACCOUNTS. The Collateral Agent hereby establishes the following U.S. dollar denominated accounts (the "U.S. DEPOSITARY ACCOUNTS") in the form of non-interest bearing accounts and sub-accounts thereof, subject to the provisions of SECTION 3.11 (Investments) (and each such U.S. Depositary Account or sub-account shall be a "securities account" as such term is defined in
Section 8-501(a) of the Revised UCC), which shall be maintained at all times in accordance with SECTION 2.1 (Procedures Governing Accounts) until the termination of this Agreement:

          (i)       U.S. Revenue Account;
          (ii)      U.S. Interest Account;
          (iii)     U.S. Principal Account;
          (iv)      U.S. Distribution Account;
          (v)       U.S. Distribution Suspense Account;
          (vi)      U.S. Loss Proceeds Account;
          (vii)     U.S. Redemption Account;
          (viii)    Big Spring Operating Account;
          (ix) Big Spring Construction Account with the Contingency Reserve Subaccount;
          (x)       Big Spring Maintenance Reserve Account;
          (xi)      Debt Service Reserve Account;
          (xii)     BNY Supplemental Reserve Account; and
          (xiii)    U.S. Additional Reserve Account.


          Certain additional sub-accounts within certain of the U.S. Depositary Accounts may be established and created from time to time in accordance with this Agreement.

          Section 2.3 SECURITY INTEREST. (a) As collateral security for the prompt and complete payment and performance when due of all its obligations owing to any Secured Party pursuant to the terms of each Finance Document to which Funding Company or a U.S. Guarantor is party to, Funding Company and each U.S. Guarantor have pledged, assigned, hypothecated and transferred to the Collateral Agent for the benefit of the Secured Parties, and have granted to the Collateral Agent a Lien on and security interest in and to, and in furtherance thereof hereby pledges, assigns, hypothecates and transfers to the Depositary Bank for the benefit of the Secured Parties, and hereby grants to Depositary Bank a Lien on and security interest in and to (i) each U.S. Depositary Account and (ii) all cash, investments and securities at any time on deposit in any U.S. Depositary Account, including all income or gain earned thereon. The Depositary Bank is the agent of the Collateral Agent for the purpose of receiving payments contemplated hereunder and for the purpose of perfecting the Lien of the Collateral Agent for the benefit of the Secured Parties, in and to each U.S. Depositary Account and all cash, investments and securities and any proceeds thereof at any time on deposit in each U.S. Depositary Account; PROVIDED that the

Depositary Bank shall not be responsible to take any action to perfect such Lien except through the performance of its express obligations hereunder or upon the written direction of the Collateral Agent complying with this Agreement. Each U.S. Depositary Account shall at all times be in the exclusive possession of, and under the exclusive domain and control of, the Depositary Bank, as agent for the Collateral Agent.

          The Depositary Bank shall not change the name or account number of any of the foregoing U.S. Depositary Accounts or sub-accounts without giving prior notification to the Collateral Agent, Funding Company and the U.S. Guarantors.

          (b) The Depositary Bank hereby waives any right of set-off or recoupment that it may have or obtain with respect to the U.S. Depositary Accounts or any amounts or Cash Equivalents deposited therein or credited thereto other than any right of set-off or recoupment it may exercise on behalf of the Secured Parties.

          Section 2.4 TERMINATION. The rights and powers granted herein to the Collateral Agent, granted in order to perfect the Collateral Agent's security interest in the U.S. Depositary Accounts, are coupled with an interest and will be affected neither by the bankruptcy of Funding Company or any U.S. Guarantor nor by the lapse of time. The obligations of the Collateral Agent hereunder shall continue in effect until the termination of the Intercreditor Agreement pursuant to SECTION 5.10 (Termination) thereof.


                                    ARTICLE 3
                                  THE ACCOUNTS

          Section 3.1 BIG SPRING CONSTRUCTION ACCOUNT. (a) On the Closing Date,
(i) $31,308,0000 shall be delivered to the Depositary Bank and deposited in the Big Spring Construction Account from the Bond Proceeds and (ii) $4,500,000 shall be delivered to the Depositary Bank and deposited in the Contingency Reserve Subaccount from the Bond Proceeds.

          (b) Amounts held in the Big Spring Construction Account shall be applied solely for the payment (or reimbursement to the extent the same have been previously paid or satisfied) of costs incurred in connection with the construction of the Big Spring Project ("BIG SPRING CONSTRUCTION EXPENSES"), for the payment of Big Spring Construction Expenses due and payable or reasonably expected to be due and payable during the 30-day period following an applicable Disbursement Date and for the payment of Operating and Maintenance Expenses incurred prior to Substantial Completion of the Big Spring Project or reasonably expected to be due and payable during the 30-day period following an applicable Disbursement Date. All monies withdrawn from the Big Spring Construction Account shall be withdrawn in accordance with the disbursement procedure hereinafter described in this SECTION 3.1. If the amounts on deposit in the Big Spring

Construction Account are insufficient to complete the Big Spring Project or the Trinidad Project, monies may be withdrawn first from the Contingency Reserve Subaccount, then from the U.S. Distribution Suspense Account and secondly from the Debt Service Reserve Account and transferred to the Big Spring Construction Account in amounts equal to the amount, as certified by the Big Spring Guarantor or the Trinidad Obligor, as applicable, required to complete the Big Spring Project or the Trinidad Project, as applicable.

          (c) As a condition precedent to any withdrawal and transfer from the Big Spring Construction Account the Depositary Bank shall have received from an Authorized Officer of the Big Spring Guarantor and the Independent Engineer, with respect to each Disbursement Date, a requisition in the form attached hereto as EXHIBIT A (the "BIG SPRING CONSTRUCTION REQUISITION") within at least five (5) Business Days prior to such Disbursement Date as set forth therein on which such withdrawal and transfer is requested to be made.

          (d) On the earlier of the Disbursement Date referred to in SECTION 3.1(c), or as soon as possible following receipt of the Big Spring Construction Requisition, the Depositary Bank shall make payments in accordance with such Big Spring Construction Requisition.

          (e) Following Substantial Completion of the Big Spring Project as evidenced by an Officer's Certificate of the Big Spring Guarantor delivered to the Depositary Bank, excess funds, if any, in the Big Spring Construction Account shall be transferred to the U.S. Revenue Account for distribution to the other U.S. Depositary Accounts, as provided in SECTION 3.2 (U.S. Revenue Account). Following Substantial Completion of each of the Big Spring Project and the Trinidad Project as evidenced by an Officer's Certificate of the Big Spring Guarantor and the Trinidad Obligor delivered to the Depositary Bank, excess funds, if any, in the Contingency Reserve Subaccount shall be transferred to the U.S. Revenue Account for distribution to the other U.S. Depositary Accounts, as provided in SECTION 3.2 (U.S. Revenue Account).

          Section 3.2 U.S. REVENUE ACCOUNT. (a) The following amounts shall be deposited into the U.S. Revenue Account: (i) all Cash Flows actually received by the U.S. Guarantors, (ii) all amounts from the Big Spring Construction Account in accordance with SECTION 3.1 (Big Spring Construction Account), (iii) to the extent the amount on deposit in the Debt Service Reserve Account equals the Debt Service Reserve Required Balance, any income from the investment of the monies in any U.S. Depositary Account pursuant to SECTION 3.13 (Investments), (iv) any proceeds actually received from the sale of assets by any U.S. Guarantor in accordance with the terms of the U.S. Project Loan Agreement, (v) all proceeds actually received from any business interruption insurance actually received with respect to any U.S. Project, (vi) any proceeds of Additional Securities issued under SECTION 2.3(d)(iii) (Additional Securities) of the Indenture and on-lent to any U.S. Guarantor, (vii) all Loss Proceeds not required to be maintained in the U.S. Loss Proceeds Account pursuant to SECTION 3.8 (U.S. Loss Proceeds Account) and (viii) certain amounts specified hereunder to be withdrawn from other U.S. Depositary Account or sub-accounts. Each U.S. Guarantor shall instruct all parties at any time paying material amounts of Cash Flows to such U.S. Guarantor, and shall use all commercially reasonable efforts to cause all such parties to agree, to make all payments of such Cash Flows into the U.S. Revenue Account. Each U.S. Guarantor shall certify to the Collateral Agent and the Depositary Bank, as to the parties (and to the extent known, the amounts) that will make payments into the U.S. Revenue Account, and shall promptly notify the Collateral Agent and the Depositary Bank in writing if it is aware of any refusal or failure by any such party to make such payments into the U.S. Revenue Account and shall deliver any and all Cash Flows received by such U.S. Guarantor to the Depositary Bank for deposit to the U.S. Revenue Account as promptly as possible. Any excess amounts in any of the U.S. Depositary Accounts will be transferred to the U.S. Revenue Account on the next Funding Date.

          (b) WITHDRAWALS FROM THE U.S. REVENUE ACCOUNT. Provided that no Trigger Event has occurred and is continuing, Funding Company and each U.S. Guarantor hereby irrevocably authorize the Depositary Bank, on each Funding Date, to make withdrawals and transfers of moneys to the extent then available in the U.S. Revenue Account and not segregated for any specific purpose as provided in this SECTION 3.2, upon the delivery of an Officer's Certificate of each U.S. Guarantor to the Depositary Bank at least three (3) Business Days prior to a scheduled Funding Date setting forth the amounts to be withdrawn, transferred or segregated pursuant to this clause (b), in the following order of priority:

               (i) FIRST: Withdraw and transfer to the Bond Trustee, the Collateral Agent and the Depositary Bank the amount set forth in the Officer's Certificate of each U.S. Guarantor equal to the U.S. Guarantors' PRO RATA portion of the fees and expenses then due and payable to each of the Bond Trustee, the Collateral Agent and the Depositary Bank in accordance with the relative value of the outstanding U.S. Project Loans as compared to the value of the outstanding Trinidad Project Loans; PROVIDED, HOWEVER, that if monies in the U.S. Revenue Account are insufficient on any date to make payments specified in this clause (i), distribution of monies shall be made ratably to the specified recipients based on the respective amounts owed to such recipients;

               (ii) SECOND: After making the withdrawals specified in clause
          (i), withdraw and transfer (x) to the Big Spring Operating Account the amount set forth in the Officer's Certificate of the Big Spring Guarantor or (y) prior to Substantial Completion of the Trinidad Project, to the Trinidad Operating Account (in accordance with the Trinidad Depository Agreement) the amount set forth in the Officer's Certificate of the Trinidad Obligor, in either case to be the amounts payable for Operating and Maintenance Expenses due and payable at any time during the Funding Period beginning on such Funding Date, less the aggregate of the amounts previously transferred on any prior Funding Date for Operating and Maintenance Expenses and not otherwise used as of such date and such Authorized Officer certifies that the proviso immediately below does not apply to such withdrawal; PROVIDED that if the cumulative actual and projected Operating and Maintenance Expenses (other than royalties, taxes and insurance premiums) in any operating year, including the amounts set forth in such Officer's Certificate, exceed the projected Operating and Maintenance Expenses in the applicable Operating Budget by more than 10%, then no amounts may be withdrawn on behalf of the Big Spring Guarantor to pay non-budgeted operating costs unless the Depositary Bank shall have received:

               (x) an Officer's Certificate of the Big Spring Guarantor substantially in the form attached hereto as EXHIBIT B (the "NON-BUDGETED OPERATING AND MAINTENANCE EXPENSES CERTIFICATE"), within at least three (3) Business Days prior to such requested Disbursement Date; or

               (y) an Independent Engineer's certificate substantially in the form attached as APPENDIX I to EXHIBIT B, dated not more than three (3) Business Days prior to such requested Disbursement Date;

               (iii) THIRD: After making the withdrawals specified in clauses
          (i) and (ii), (A) withdraw and transfer to the U.S. Interest Account the amount set forth in the Officer's Certificate of the U.S. Guarantors for payment of the sum of (x) one-sixth of the interest due and payable with respect to the U.S. Project Note on the next Scheduled Payment Date (unless such Funding Date is also a Scheduled Payment Date when the amount transferred shall equal the excess of the total amount of interest due and payable on the U.S. Project Note on such date less the amounts already transferred to the U.S. Interest Account for such purpose) and (y) interest due and payable at any time during the Funding Period commencing on such Funding Date with respect to the Permitted Indebtedness (other than the Securities and U.S. Project Note) incurred for the benefit of the U.S. Projects and (B) withdraw and transfer to the Trinidad Interest Account the excess, if any, of the amount set forth in the Officer's Certificate of Funding Company and the Trinidad Project Borrower pursuant to SECTION 3.2(iii) of the Trinidad Depositary Agreement equal to the amount required to be deposited into the Trinidad Interest Account with respect to the Trinidad Project Note and Permitted Indebtedness (other than the Securities and the Trinidad Project Notes) incurred for the benefit of the Trinidad Project on such Funding Date less the amounts on deposit in the Trinidad Revenue Account and available for such purpose; PROVIDED that any transfers required pursuant to this priority THIRD which were not made on the prior Funding Date because the amounts in the U.S. Revenue Account were insufficient to make such transfers shall also be made as of the current Funding Date unless, with respect to transfers required pursuant to clause (B), the transfer has already been made pursuant to the terms of SECTION 3.2(iii) of the Trinidad Depositary Agreement;

               (iv) FOURTH: After making the withdrawals specified in clauses
          (i), (ii) and (iii), (A) withdraw and transfer to the U.S. Principal Account the amount set forth in the Officer's Certificate of the U.S. Guarantors for payment of the sum of (x) one-sixth of the principal and premium, if any, due and payable with respect to the U.S. Project Note on the next Scheduled Payment Date (unless such Funding Date is also a Scheduled Payment Date when the amount transferred shall equal the excess of the total amount of principal and premium, if any, due and payable on the U.S. Project Note on such date less the amounts transferred to the U.S. Principal Account for such purpose) and (y) principal due and payable at any time during the Funding Period commencing on such Funding Date with respect to the Permitted Indebtedness (other than the Securities and U.S. Project Note) incurred for the benefit of the U.S. Projects and (B) withdraw and transfer to the Trinidad Principal Account the excess, if any, of the amount set forth in the Officer's Certificate of Funding Company and the Trinidad Project Borrower pursuant to SECTION 3.2(iv) of the Trinidad Depositary Agreement equal to the amount required to be deposited into the Trinidad Principal Account with respect to the Trinidad Project Note and Permitted Indebtedness (other than the Securities and the Trinidad Project Notes) incurred for the benefit of the Trinidad Project on such Funding Date less the amounts on deposit in the Trinidad Revenue Account and available for such purpose; PROVIDED that any transfers required pursuant to this priority FOURTH which were not made on the prior Funding Date because the amounts in the U.S. Revenue Account were insufficient to make such transfers shall also be made as of the current Funding Date unless, with respect to transfers required pursuant to clause (B), the transfer has already been made pursuant to the terms of SECTION 3.2(iv) of the Trinidad Depositary Agreement;

               (v) FIFTH: After making withdrawals specified in clauses (i),
          (ii), (iii) and (iv), withdraw and transfer to the applicable Secured Parties the amount set forth in the Officer's Certificate of the U.S. Guarantors for payment of any indemnification expenses or other amounts heretofore not paid and required to be paid to any of the Secured Parties, to the extent then due and payable; PROVIDED, HOWEVER, that if monies in the U.S. Revenue Account are insufficient on any date to make the payments specified in this clause (v), distribution of monies shall be made ratably to the specified recipients based on the respective amounts owed such recipients;

               (vi) SIXTH: Following Substantial Completion of the Big Spring Project, after making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv) and (v), withdraw and transfer to the Big Spring Maintenance Reserve Account an amount equal to the Big Spring Maintenance Requirement, less amounts already on deposit in the Big Spring Maintenance Reserve Account, as set forth in an Officer's Certificate of the Big Spring Guarantor;

               (vii) SEVENTH: After making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv), (v) and (vi), withdraw and transfer to the Debt Service Reserve Account the amount set forth in the Officer's Certificate of the U.S. Guarantors which is equal to the excess, if any, of (x) the Debt Service Reserve Required Balance less (y) the amount determined by the Depositary Bank pursuant to
          SECTION 3.6 (Debt Service Reserve Account) to be held in the Debt Service Reserve Account as of such date, after giving effect to any withdrawals from the Debt Service Reserve Account made on such date; PROVIDED that such amount shall be reduced by an amount equal to the amount transferred to the Debt Service Reserve Account in accordance with SECTION 3.2(vii) of the Trinidad Depositary Agreement;

               (xiii) EIGHTH: After making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv), (v), (vi) and (vii), on any date in which a BNY Indemnity Event has occurred and is continuing, withdraw and transfer to the BNY Supplemental Reserve Account $2,000,000 per year until such time as the amount on deposit in the BNY Supplemental Reserve Account equals the BNY Indemnity Amount;

               (ix) NINTH: After making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii), on any date after October 30, 2005, transfer to the U.S. Additional Reserve Account an amount equal to 50% of the amounts remaining on deposit in the U.S. Revenue Account;

               (x) TENTH: After making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv), (v), (vi), (vii), (viii) and (ix), withdraw and transfer to any of the Trinidad Depositary Accounts an amount, if any, which the U.S. Guarantors determine, in their reasonable discretion, to be in the best interest of the Trinidad Project;

               (xi) ELEVENTH: After making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv), (v), (vi), (vii), (viii),
          (ix) and (x), withdraw and transfer to the U.S. Distribution Account the amount set forth in the Officer's Certificate of the U.S. Guarantors necessary to pay certain fees due and owing to the general partner of the Big Spring U.S. Guarantor in accordance with clause (c) of SECTION 3.11 (U.S. Distribution Account); and

               (xii) TWELFTH: After making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv), (v), (vi), (vii), (viii),
          (ix), (x) and (xi), transfer to the U.S. Distribution Account the balance, if any, remaining in the U.S. Revenue Account.

          Section 3.3 BIG SPRING OPERATING ACCOUNT. Monies on deposit in the Big Spring Operating Account shall be used for the payment of Operating and Maintenance Expenses for the Big Spring Project and, prior to Substantial Completion of the Trinidad Project, the Trinidad Project. On any date that such amounts are due and payable and have been requisitioned in accordance with
SECTION 3.2(b)(ii) (Withdrawals from the U.S. Revenue Account), the Depositary Bank shall withdraw the monies on deposit in the Big Spring Operating Account and remit such monies to the Persons entitled thereto for the payment of such Operating and Maintenance Expense.

          Section 3.4 U.S. INTEREST ACCOUNT. (a) Monies on deposit in the U.S. Interest Account shall be used for the payment of interest due and payable on the U.S. Project Note (without duplication) and Permitted Indebtedness (other than the Securities and U.S. Project Note) incurred for the benefit of the U.S. Projects. On any date that such amounts are due and payable and have been requisitioned in accordance with SECTION 3.2(b)(iii) (Withdrawals from the U.S. Revenue Account), the Depositary Bank shall, subject to the last proviso of such
SECTION 3.2(b)(iii), withdraw the monies on deposit in the U.S. Interest Account and remit such monies to the Persons entitled thereto for the payment of such interest.

          (b) If monies in the U.S. Interest Account are insufficient on any date to make any required interest payment due and payable on the U.S. Project Note (without duplication) and Permitted Indebtedness (other than the Securities and the U.S. Project Note) incurred for the benefit of the U.S. Projects, then the Depositary Bank shall withdraw funds and pay such deficiency from the Debt Service Reserve Account, the U.S. Distribution Suspense Account and lastly the Big Spring Maintenance Reserve Account. If an insufficient amount of monies remains on deposit in the U.S. Interest Account following the transfer in the preceding sentence, then distribution of monies shall be made ratably to the Persons entitled thereto.

          (c) Funding Company, the U.S. Guarantors, the Collateral Agent and the Depositary Bank hereby acknowledge that amounts paid by the U.S. Guarantors and transferred to the U.S. Interest Account pursuant to the terms hereof and applied by the Depositary Bank for payment of interest owed from time to time on the Securities shall reduce the amount of interest owed with respect to the U.S. Project Note by such amount.

          Section 3.5 U.S. PRINCIPAL ACCOUNT. (a) Monies on deposit in the U.S. Principal Account shall be used for the payment of principal and premium (if any) due and payable on the U.S. Project Note and Permitted Indebtedness (other than the Securities and U.S. Project Note) incurred for the benefit of the U.S. Projects. On any date that such amounts are due and payable and have been requisitioned in accordance with SECTION 3.2(b)(iv) (Withdrawals from the U.S. Revenue Account), the Depositary Bank shall, subject to the last proviso of such
SECTION 3.2(b)(iv), withdraw the monies on deposit in the U.S.

Principal Account and remit such monies to the Persons entitled thereto for the payment of such principal and premium (if any).

          (b) If monies in the U.S. Principal Account are insufficient on any date to make any required principal payment due and payable on the U.S. Project Note (without duplication) and Permitted Indebtedness (other than the Securities and the U.S. Project Note) incurred for the benefit of the U.S. Projects, then the Depositary Bank shall withdraw funds and pay such deficiency from the Debt Service Reserve Account, the U.S. Distribution Suspense Account and lastly the Big Spring Maintenance Reserve Account. If an insufficient amount of monies remains on deposit in the U.S. Principal Account following the transfer in the preceding sentence, then distribution of monies shall be made ratably to the Persons entitled thereto.

          (c) Funding Company, the U.S. Guarantors, the Collateral Agent and the Depositary Bank hereby acknowledge that amounts paid by the U.S. Guarantors and transferred to the U.S. Principal Account pursuant to the terms hereof and applied by the Depositary Bank for payment of principal and premium (if any) owed from time to time on the Securities shall reduce the amount of principal owed with respect to U.S. Project Note by such amount.

          Section 3.6 DEBT SERVICE RESERVE ACCOUNT.

          (a) On the Closing Date, Funding Company shall deposit an amount in the Debt Service Reserve Account equal to the Debt Service Reserve Required Balance.

          (b) A determination as to the monies held in the Debt Service Reserve Account shall be made by Funding Company prior to each Funding Date and immediately following any withdrawal of amounts in the Debt Service Reserve Account pursuant to clause (c) below. As soon as practicable after making any such determination, Funding Company shall deliver to the Depositary Bank and the Collateral Agent an Officer's Certificate of Funding Company setting forth such determination, and the Depositary Bank shall confirm such determination.

          (c) On any day on which the amounts due with respect to the Securities have been requisitioned in accordance with SECTION 3.1 (Big Spring Construction Account) of this Agreement, SECTION 3.1 (Trinidad Construction Account) of the Trinidad Depositary Agreement or SECTIONS 3.2(b)(iii)-(v) (Withdrawals from the U.S. Revenue Account) of this Agreement and the amounts withdrawn from the U.S. Revenue Account, the U.S. Distribution Suspense Account and, if applicable, the Trinidad Revenue Account and the Trinidad Distribution Suspense Account allocated thereto are insufficient to pay, in full, all amounts so requisitioned, the Depositary Bank shall (i) withdraw the monies on deposit in the Debt Service Reserve Account in an amount equal to the lesser of (x) the amount necessary to make up such deficiency and (y) the monies on deposit in the Debt Service Reserve Account and (ii) apply such monies to the payment of principal, premium (if any), interest or other amounts then due with respect to the Securities.

          Section 3.7 BIG SPRING MAINTENANCE RESERVE ACCOUNT. After Substantial Completion of the Big Spring Project, the Big Spring Maintenance Reserve Account will be funded in an amount equal to the Big Spring Maintenance Requirement, and amounts held in the Big Spring Maintenance Reserve Account shall be applied to pay Maintenance Expenses with respect to the Big Spring Project. At least three
(3) Business Days prior to any date on which Maintenance Expenses are due and payable, the Big Spring Guarantor shall deliver an Officer's Certificate certifying that such Maintenance Expenses are due and payable and the amount of such Maintenance Expenses and the Depositary Bank shall, in accordance with the requirements of the Independent Engineer and upon the written request by the Big Spring Guarantor, withdraw the monies on deposit in the Big Spring Maintenance Account in an amount equal to the amount of Maintenance Expenses with respect to the Big Spring Project then due and remit such monies to the Big Spring Guarantor for payment of such Maintenance Expenses.

          Section 3.8 U.S. LOSS PROCEEDS ACCOUNT.

          (a) All Loss Proceeds received directly or indirectly by the Big Spring Guarantor shall be paid directly into the U.S. Loss Proceeds Account; PROVIDED that any insurance proceeds related to any delayed opening, business interruption insurance policies shall be paid directly into the U.S. Revenue Account. If any Loss Proceeds are received by or on behalf of the Big Spring Guarantor, such Loss Proceeds shall be received in trust for the Collateral Agent, segregated from the other funds of the Big Spring Guarantor and immediately paid to the Collateral Agent for deposit into the U.S. Loss Proceeds Account or the U.S. Revenue Account, as the case may be. Amounts held in the U.S. Loss Proceeds Account shall be applied solely for the payment of the costs of rebuilding, repair or restoration of the Big Spring Project or as otherwise set forth below.

          (b) If an Event of Loss with respect to the Big Spring Project shall have occurred requiring the payment of Loss Proceeds in excess of $2,000,000 and the Big Spring Project cannot be repaired, rebuilt or restored in accordance with an Approved Restoration Plan, then the Depositary Bank shall withdraw and transfer to the U.S. Redemption Account all such proceeds on deposit in the U.S. Loss Proceeds Account relating to such Event of Loss for application by the Bond Trustee to the redemption of the Securities in accordance with SECTION 3.2 (Mandatory Redemption) of the Indenture and, upon such application, the U.S. Project Loan then required to be prepaid in accordance with SECTION 2.4(b) (Prepayment) of the U.S. Project Loan Agreement shall be deemed to be prepaid as well. In the event that the Loss Proceeds received relating to such Event of Loss do not exceed $2,000,000, then such Loss Proceeds shall be withdrawn from the U.S. Loss Proceeds Account and deposited in the U.S. Revenue Account.

          (c) If (i) an Event of Loss with respect to the Big Spring Project shall have occurred requiring the payment of Loss Proceeds and (ii) an Approved Restoration Plan with respect to such Event of Loss has been received by the Depositary Bank, the Depositary Bank shall withdraw and pay to the Big Spring Guarantor, upon satisfaction of the conditions set forth in SECTION 3.8(d) below and provided that no Project Event of Default has occurred and is continuing, such proceeds on deposit in the U.S. Loss Proceeds Account relating to such Event of Loss from time to time in installments sufficient to pay for restoration as it progresses. In the event there are any amounts on deposit in the U.S. Loss Proceeds Account relating to such Event of Loss in excess of $2,000,000 in excess of the amount necessary to effect such restoration, then the Collateral Agent shall withdraw and transfer to the U.S. Redemption Account all such excess Loss Proceeds on deposit in the U.S. Loss Proceeds Accounts relating to such Event of Loss for application by the Bond Trustee to the redemption of the Securities in accordance with SECTION 3.2 (Mandatory Redemption) of the Indenture and, upon such application, the U.S. Project Loans then required to be prepaid in accordance with SECTION 2.4(b) (Prepayment) of the U.S. Project Loan Agreement shall be deemed to be prepaid as well. In the event that the excess Loss Proceeds received relating to such Event of Loss do not exceed $2,000,000, then such excess Loss Proceeds shall be withdrawn from the U.S. Loss Proceeds Account and deposited in the U.S. Revenue Account.


          (d) APPLICATION OF FUNDS TO APPROVED RESTORATION PLAN. Amounts on deposit in the U.S. Loss Proceeds Account shall be used for restoration of the Big Spring Project to the extent provided in subsections (b) and (c) above on the following terms and conditions:

               (i) The Depositary Bank, prior to the initial release of such amounts, receives a copy of the Approved Restoration Plan;

               (ii) For the initial release and each subsequent release of such amounts the Depositary Bank receives an executed Restoration Requisition in the form of EXHIBIT C hereto (the "RESTORATION REQUISITION") and an executed Independent Engineer's Certificate in the form attached thereto.

               (iii) The release of such amounts shall be made within five (5) days after the Depositary Bank receives a proper Restoration Requisition therefor.

          (e) Upon the occurrence of a Power Contract Buy-Out, all proceeds received by or on behalf of any of the U.S. Guarantors in respect of such Power Contract Buy-Out shall be deposited into the U.S. Loss Proceeds Account. Such proceeds in excess of $2,000,000 shall be withdrawn and transferred to the U.S. Redemption Account for application by the Bond Trustee to the redemption of the Securities in accordance with the terms of SECTION 3.2 (Mandatory Redemption) of the Indenture and, upon such application, the U.S. Project Loan then required to be prepaid in accordance with SECTION 2.4(b)

(Prepayment) of the U.S. Project Loan Agreement shall be deemed to be prepaid as well. Any proceeds of any Power Contract Buy-Out not required pursuant to the Indenture to be used for the redemption of the Securities shall be withdrawn from the U.S. Loss Proceeds Account and transferred to the U.S. Revenue Account.

          (f) All liquidated damages received by the Big Spring Guarantor pursuant to the Vestas Agreement shall be deposited into the U.S. Loss Proceeds Account. Such proceeds in excess of $1,000,000 shall be withdrawn and transferred to the U.S. Redemption Account for application by the Bond Trustee to the redemption of the Securities in accordance with the terms of SECTION 3.2 (Mandatory Redemption) of the Indenture and, upon such application, the U.S. Project Loan then required to be prepaid in accordance with SECTION 2.4(b) (Prepayment) of the U.S. Project Loan Agreement shall be deemed to be prepaid as well. Any liquidated damages not required pursuant to the Indenture to be used for the redemption of the Securities shall be withdrawn from the U.S. Loss Proceeds Account and transferred to the U.S. Revenue Account.

          Section 3.9 U.S. ADDITIONAL RESERVE ACCOUNT. Monies on deposit in the U.S. Additional Reserve Account shall be used for the payment of principal and interest due on the Securities and the U.S. Project Note (without duplication) in the event that amounts on deposit in the U.S. Interest Account or U.S. Principal Account, as applicable, the Debt Service Reserve Account or the U.S. Distribution Suspense Account are insufficient to make such payments. On any date that such amounts are due and payable and have been requisitioned in accordance with SECTION 3.2(b)(iii)-(iv) (Withdrawals from the U.S. Revenue Account) and the available amounts have been withdrawn and transferred from the accounts mentioned in the previous sentence, the Depositary Bank shall (i) withdraw the monies on deposit in the U.S. Additional Reserve Account in an amount equal to the lesser of (x) the amount necessary to make up such deficiency and (y) the monies on deposit in the U.S. Additional Reserve Account and (ii) apply such monies to the payment of principal and interest then due with respect to the Securities.

          Section 3.10 BNY SUPPLEMENTAL RESERVE ACCOUNT. Monies on deposit in the BNY Supplemental Reserve Account shall be used for the payment of the BNY Indemnity Amount following the occurrence of a BNY Indemnity Event. At least three (3) Business Days prior to any date on which the BNY Indemnity Amount shall be reduced, the BNY Guarantor shall deliver an Officer's Certificate certifying that the BNY Indemnity Amount will be so reduced, then the Depositary Bank shall, upon the written request by the BNY Guarantor, withdraw monies on deposit in the BNY Supplemental Reserve Account in an amount equal to the excess of amounts on deposit therein less the current BNY Indemnity Amount and transfer such monies to the U.S. Revenue Account.

          Section 3.11 U.S. DISTRIBUTION ACCOUNT. (a) The U.S. Distribution Account will be funded pursuant to SECTION 3.2(b) (Withdrawals from the U.S. Revenue Account). At least eight (8) Business Days prior to any Distribution Date on which the U.S.

Distribution Conditions are satisfied, the U.S. Guarantors shall deliver an Officer's Certificate to the Depositary Bank certifying as such, PROVIDED that the Depositary Bank shall not have received a written objection from the Bond Trustee or the Collateral Agent within five (5) Business Days prior to such Distribution Date, then the Depositary Bank shall withdraw and transfer from the U.S. Distribution Account to the applicable U.S. Guarantors, or as otherwise directed in writing by such U.S. Guarantors, monies on deposit in the U.S. Distribution Account for use as distributions or other lawfully permitted uses thereof.

          (b) On any Distribution Date on which any of the U.S. Distribution Conditions is not satisfied, the Depositary Bank shall withdraw and transfer from the U.S. Distribution Account to the U.S. Distribution Suspense Account monies on deposit in the U.S. Distribution Account until such time as the requirements of clause (a) above are satisfied (other than the requirement regarding the eight (8) Business Days notice Period) at which time the Depositary Bank shall withdraw and transfer such monies to the U.S. Distribution Account for distribution in accordance with the terms thereof; PROVIDED that the requirement that monies shall only be withdrawn from the U.S. Distribution Account and transferred to U.S. Guarantors only on a Distribution Date shall not apply to such monies being withdrawn and transferred to the U.S. Distribution Account from the U.S. Distribution Suspense Account; and PROVIDED FURTHER that if monies remain on deposit in the U.S. Distribution Suspense Account and have not been withdrawn and transferred to the U.S. Distribution Account within eighteen (18) months after the Scheduled Payment Date on which such monies were deposited in the U.S. Distribution Suspense Account, then, following the request of Funding Company or upon their own decision, the Majority Holders may elect whether or not to use such funds to redeem all or a portion of the Securities in accordance with SECTION 3.1 of the Indenture. At any time that monies on deposit in any of the other U.S. Depositary Accounts are not sufficient to make the payments specified in SECTION 3.1 (Big Spring Construction Account) or SECTION 3.2(b) (Withdrawals from the U.S. Revenue Account) or are not equal to the required balance of such U.S. Depositary Accounts, then monies on deposit in the U.S. Distribution Suspense Account shall be withdrawn and transferred to the U.S. Revenue Account for application in accordance with such SECTION 3.2(b).

          (c) At least eight (8) Business Days prior to any Funding Date on which the U.S. Distribution Conditions are satisfied, the Big Spring Guarantor shall deliver an Officer's Certificate certifying as such, PROVIDED that the Depositary Bank shall not have received a written objection from the Bond Trustee or the Collateral Agent within five (5) Business Days prior to such Funding Date, the Depositary Bank shall withdraw and transfer from the U.S. Distribution Account to the Big Spring Guarantor, or as otherwise directed by the Big Spring Guarantor, monies on deposit in the U.S. Distribution Account for use for the payment of certain fees due and owing to the general partner of the Big Spring Guarantor; PROVIDED FURTHER that the certificate of the Independent Engineer required pursuant to clauses (ii) and (iii) of the definition of the term "U.S. Distribution Conditions" shall not be applicable to transfers made pursuant to this clause (c) on any Funding Date which is not also a Distribution Date.

          Section 3.12 WITHDRAWALS FROM THE U.S. DEPOSITARY ACCOUNTS ON THE DEBT TERMINATION DATE. Upon the occurrence of the Debt Termination Date and the termination of the Intercreditor Agreement the Depositary Bank shall withdraw the balances outstanding in each U.S. Depositary Account and transfer to Funding Company, or as directed by Funding Company, all remaining amounts in the U.S. Depositary Accounts; PROVIDED that the Depositary Bank shall have received an Officer's Certificate from the Collateral Agent authorizing such withdrawal and transfer.

          Section 3.13 INVESTMENTS.

          (a) Pending the application of funds in any of the U.S. Depositary Accounts or sub-accounts in accordance with this ARTICLE 3, such funds may be invested and reinvested in Cash Equivalents denominated in dollars and liquidated (at the risk and expense of each U.S. Guarantor), in accordance with written instructions given to the Depositary Bank by any U.S. Guarantor (except upon the occurrence and during the continuance of an Event of Default, during which such funds shall be invested and reinvested in Cash Equivalents with maturations no longer than a week).

          (b) If and when cash is required for disbursement in accordance with this ARTICLE 3, the Depositary Bank is authorized, to the extent necessary to make disbursements required pursuant to this ARTICLE 3, to cause Cash Equivalents to be sold or otherwise liquidated into cash in accordance with written instructions from any U.S. Guarantor; PROVIDED that in the absence of timely receipt of such instructions, the Depositary Bank shall sell or otherwise liquidate Cash Equivalents as it shall, in good faith, deem necessary. The Depositary Bank shall not be liable for any loss resulting from such liquidation except to the extent such loss results solely from the gross negligence or wilful misconduct of the Depositary Bank. All such liquidations shall be binding on Funding Company and each U.S. Guarantor.

          (c) The Depositary Bank shall not be required to take any action with respect to investing the funds in any U.S. Depositary Account or sub-account in the absence of written instructions by any U.S. Guarantor. The Collateral Agent shall not be liable for any loss resulting from any investment in any Cash Equivalent or the sale or redemption thereof except to the extent such loss results solely from the gross negligence or willful misconduct of the Depositary Bank, it being understood and agreed that in no event shall the Depositary Bank be liable for any loss resulting from any investment, or any sale or redemption thereof, made in accordance with written instructions received from any U.S. Guarantor.

          (d) All funds in each and all investments in Cash Equivalents made in respect thereof, shall be held by the Depositary Bank and the interests of Funding Company and each U.S. Guarantor therein shall constitute part of the security subject to the pledge and security interests created by the Security Documents. All income from the investments in Cash Equivalents shall be included by the Depositary Bank in the calculation of amounts on deposit in the applicable U.S. Depositary Account.

          Section 3.14 RECEIPT OF PROCEEDS. Funding Company and each U.S. Guarantor agree that forthwith upon the receipt by it of any Project Revenues, Equity Cash Flows or Note Cash Flows or any other proceeds related to the Projects or of any check, draft, note, trade acceptance or other instrument constituting Project Revenues, Equity Cash Flows or Note Cash Flows or any other proceeds related to the Projects it will hold the same in precisely the form received, in trust for the Collateral Agent, and will forthwith, and without any notice or demand whatsoever, pay, endorse, transfer and deliver the same to the Depositary Bank.

          Section 3.15 BENEFIT OF ACCOUNTS. All right, title and interest in and to the U.S. Depositary Accounts and the monies in the U.S. Depositary Accounts and investments made with monies from the U.S. Depositary Accounts shall be vested in the Collateral Agent for the benefit of the Secured Parties until payment and performance in full of all of the Secured Obligations and, upon payment in full of all the Secured Obligations, shall be vested in trust for each U.S. Guarantor. Amounts deposited in the U.S. Depositary Accounts shall be applied by the Depositary Bank as provided in this Agreement and the other Security Documents, as applicable.

          Section 3.16 INFORMATION. The Depositary Bank shall (i) (x) on a monthly basis provide each U.S. Guarantor, the Bond Trustee and each other Secured Party and (y) within five (5) Business Days after receipt of any written request by any U.S. Guarantor, the Bond Trustee or any other Secured Party, provide Funding Company, such U.S. Guarantor, the Bond Trustee or such other Secured Party, as the case may be, with (a) account balance statements in respect of each of the U.S. Depositary Accounts and sub-accounts, including all deposits, withdrawals and transfers from and to such U.S. Depositary Accounts and sub- accounts and (b) such information as Funding Company, such U.S. Guarantor, the Bond Trustee or such other Secured Party, as the case may be, may specify regarding all U.S. Depositary Accounts, Cash Equivalents (including, without limitation, categories, amounts, maturities and issuers) and any other investments made by the Collateral Agent pursuant hereto and regarding amounts available in the U.S. Depositary Accounts and (ii) upon the written request and at the expense of any U.S. Guarantor, arrange with such U.S. Guarantor for a mutually convenient time for an Authorized Officer or an Authorized Representative of such U.S. Guarantor and its auditors to attend the office of the Depositary Bank to examine and take copies of records relating to and instruments evidencing the Cash Equivalents and other investments made by the Depositary Bank pursuant hereto.

          Section 3.17 ACCOUNTS GENERALLY. Except as specifically set forth in this ARTICLE 3, neither Funding Company nor any U.S. Guarantor shall have any right of withdrawal in respect of any of the U.S. Depositary Accounts. Neither Funding Company nor any U.S. Guarantor shall make, attempt to make or consent to the making of any withdrawal or transfer from any U.S. Depositary Accounts except in strict adherence to this Agreement. Funding Company and each U.S. Guarantor acknowledge and agree that dominion and control of each of the U.S. Depositary Accounts shall at all times reside with the Depositary Bank for the benefit of the Secured Parties.

          Section 3.18 DEPOSITARY BANK OBLIGATIONS LIMITED. The obligations of the Depositary Bank under this ARTICLE 3 shall be limited to making the withdrawals, retentions and transfers specified herein; the Depositary Bank shall have no obligation to Funding Company or any U.S. Guarantor or any third party to make any payment for which the appropriate U.S. Depositary Account does not contain sufficient funds.

          Section 3.19 TRIGGER EVENTS.

          (a) Notwithstanding anything in this Agreement to the contrary, but subject to the exercise of remedies pursuant to the Intercreditor Agreement, upon the occurrence of any Trigger Event all amounts on deposit in the U.S. Depositary Account shall, at the written direction of the Collateral Agent, acting pursuant to the Intercreditor Agreement, be paid in accordance with the terms of ARTICLE 4 of the Intercreditor Agreement to the payment of the Secured Obligations.

                                    ARTICLE 4
                               THE DEPOSITARY BANK

          Section 4.1 APPOINTMENT OF DEPOSITARY BANK, POWERS AND IMMUNITIES.

          (a) The Depositary Bank may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining hereto.

          (b) The Collateral Agent on behalf of the Secured Parties under the Intercreditor Agreement hereby appoints the Depositary Bank to act as depositary bank and "securities intermediary" hereunder with such powers as are expressly delegated to the Depositary Bank by the terms of this Agreement. The Depositary Bank shall not have any duties or responsibilities except those expressly set forth in this Agreement. Without limiting the generality of the foregoing, the Depositary Bank shall take all actions as the Collateral Agent shall direct it to perform in accordance with the express provisions of this Agreement or as the Collateral Agent may otherwise direct it to perform in accordance with the provisions of this Agreement. Notwithstanding anything to the contrary contained herein, the Depositary Bank shall not be required to take any action which is contrary to this Agreement or Applicable Law. Neither the Depositary Bank nor any of its Affiliates shall be responsible to any Secured Party for any recitals, statements, representations or warranties made by Funding Company or any U.S. Guarantor contained in this Agreement or any other Finance Document or in any certificate or other document referred to or provided for in, or received by any Secured Party under the Indenture, this Agreement or any other Finance Document for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document referred to or provided for herein or therein or for any failure by Funding Company or any U.S. Guarantor to perform its obligations hereunder or thereunder. The Depositary Bank shall not be required to ascertain or inquire as to the performance by Funding Company or any U.S. Guarantor of any of its or their obligations under the Indenture, this Agreement, any other Finance Document or any other document or agreement contemplated hereby or thereby. The Depositary Bank shall not be (a) required to initiate or conduct any litigation or collection proceeding hereunder or under any other Security Document or (b) responsible for any action taken or omitted to be taken by it hereunder (except for its own gross negligence or willful misconduct) or in connection with any other Security Document. Except as otherwise provided under this Agreement, the Depositary Bank shall take action under this Agreement only as it shall be directed in writing by the Collateral Agent. Whenever in the administration of this Agreement the Depositary Bank shall deem it necessary or desirable that a factual matter be proved or established in connection with the Depositary Bank taking, suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of any Authorized Officer of the applicable U.S. Guarantor or the Collateral Agent, if appropriate. The Depositary Bank shall have the right at any time to seek instructions concerning the administration of this Agreement from the Collateral Agent or any U.S. Guarantor or any court of competent jurisdiction. The Depositary Bank shall have no obligation to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

          Section 4.2 RELIANCE BY DEPOSITARY BANK. The Depositary Bank shall be entitled to rely upon and shall not be bound to make any investigation into the facts or matters stated in any Officer's Certificate of any U.S. Guarantor, the Independent Engineer, the Collateral Agent or any other notice or other document (including any cable, telegram, telecopy or telex) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice or statement of legal counsel, independent accountants and other experts selected by the Depositary Bank and shall have no liability for its actions taken thereupon, unless due to the Depositary Bank's willful misconduct or gross negligence. Without limiting the foregoing, the Depositary Bank shall be required to make payments to the Secured Parties only as set forth herein. The Depositary Bank shall be fully justified in failing or refusing to take any action under this Agreement (i) if such action would, in the reasonable opinion of the Depositary Bank, be contrary to Applicable Law or the terms of this Agreement or the Intercreditor Agreement, (ii) if such action is not specifically provided for in this Agreement or the Intercreditor Agreement and it shall not have received any such advice or concurrence of the Collateral Agent as it deems appropriate or (iii) if, in connection with the taking of any such action that would constitute an exercise of remedies under this Agreement or the Intercreditor Agreement (whether such action is or is intended to be an action of the Depositary Bank or the Collateral Agent), it shall not first be indemnified to its satisfaction by the Secured Parties (other than the Bond Trustee (in its individual capacity) or the Collateral Agent (in its individual capacity) or any other agent or trustee under any of the Finance Documents (in their respective individual capacities)) against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Depositary Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or the Intercreditor Agreement in accordance with a request of the Collateral Agent or any U.S. Guarantor, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

          Section 4.3 COURT ORDERS. The Depositary Bank is hereby authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by the Depositary Bank. The Depositary Bank shall not be liable to any of the parties hereto or any other Secured Party, their successors, heirs or personal representatives by reason of the Depositary Bank's compliance with such writs, orders, judgments or decrees, notwithstanding that such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

          Section 4.4 RESIGNATION OR REMOVAL. Subject to the appointment and acceptance of a successor Depositary Bank as provided below, the Depositary Bank may resign at any time by giving thirty (30) days prior written notice thereof to the Collateral Agent, the Funding Company and each U.S. Guarantor, PROVIDED that in the event the Depositary Bank is also the Collateral Agent, it must also at the same time resign as Collateral Agent. The Depositary Bank may be removed at any time without cause by the Collateral Agent. Except during the continuation of a default or event of default under any Finance Document, Funding Company shall have the right to remove the Depositary Bank upon thirty
(30) days prior written notice to the Secured Parties with or without cause, effective upon the appointment of a successor Depositary Bank under this SECTION 4.4, which is reasonably acceptable to the Bond Trustee. In the event that the Depositary Bank shall decline to take any action without first receiving adequate indemnity from the U.S. Guarantors, the other Secured Parties or the Collateral Agent, as the case may be and, having received an indemnity, shall continue to decline to take such action, the Collateral Agent shall be deemed to have sufficient cause to remove the Depositary Bank. In the event that the Depositary Bank is also the Bond Trustee, the Collateral Agent shall have the right to remove the Depositary Bank with or without cause. Upon any such resignation or removal, the Collateral Agent shall have the right to appoint a successor Depositary Bank, which Depositary Bank (except during the continuation of a default or event of default under any Finance Document) shall be reasonably acceptable to Funding Company. If no successor Depositary Bank shall have been appointed by the Collateral Agent and shall have accepted such appointment within thirty (30) days after the retiring Depositary Bank's giving of notice of resignation or removal of the retiring Depositary Bank, then (i) the retiring Depositary Bank may petition a court of competent jurisdiction for the appointment of a successor Depositary Bank or (ii) the retiring Depositary Bank may appoint a successor Depositary Bank, which shall be a bank or trust company reasonably acceptable to the Collateral Agent. Upon the acceptance of any appointment as Depositary Bank hereunder by the successor Depositary Bank, (a) such successor Depositary Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Depositary Bank and the retiring Depositary Bank shall be discharged from its duties and obligations hereunder and (b) the retiring Depositary Bank shall promptly transfer all U.S. Depositary Accounts within its possession or control to the possession or control of the successor Depositary Bank and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Depositary Bank with respect to the Accounts to the successor Depositary Bank. After the retiring Depositary Bank's resignation or removal hereunder as Depositary Bank, the provisions of this
ARTICLE 4 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Depositary Bank.

          Section 4.5 EXPENSES; INDEMNIFICATION; FEES.

          (a) The U.S. Guarantors agree, jointly and severally, to pay or reimburse all reasonable out-of-pocket expenses of the Depositary Bank (including reasonable fees and expenses for legal services) in respect of, or incident to, the execution, administration or enforcement of any of the provisions of this Agreement or in connection with any amendment, waiver or consent relating to this Agreement. The obligations contained in this SECTION
4.5 shall survive the termination of this Agreement or the resignation or removal of the Depositary Bank.

          (b) The U.S. Guarantors agree, jointly and severally, to indemnify the Depositary Bank in its capacity as such, and, in their capacity as such, its officers, directors, shareholders, controlling persons, employees, agents and servants (each an "INDEMNIFIED DEPOSITARY BANK PARTY") from and against any and all claims, losses, liabilities and expenses (including the reasonable fees and expenses of counsel) arising out of or resulting from this Agreement (including, without limitation, performance under or enforcement of this Agreement, but excluding any such claims, losses or liabilities resulting from the Indemnified Depositary Bank Party's gross negligence or willful misconduct). This indemnity shall survive the termination of this Agreement, and the resignation or removal of the Depositary Bank. This indemnity is extended in addition to, and not in derogation or limitation of, the provisions of SECTION 2.4 (Indemnification Bankruptcy) of the Intercreditor Agreement.

          (c) On the Closing Date, and on each anniversary of the Closing Date to and including the Debt Termination Date, the U.S. Guarantors shall pay the Depositary

Bank an annual fee in an amount mutually agreed on by the U.S. Guarantors and the Depositary Bank.


                                    ARTICLE 5
                            MISCELLANEOUS PROVISIONS

          Section 5.1 DIRECTION TO DEPOSITARY BANK. Unless otherwise provided herein, any instruction or direction given to the Depositary Bank with respect to the transfer, withdrawal, deposit or payment of any funds under this Agreement shall be in writing and shall state with specificity the dollar amount, source and disposition of any such funds.

          Section 5.2 ACTION BY DEPOSITARY BANK. Notwithstanding any provisions to the contrary in this Agreement, if any transfer, withdrawal, deposit or payment of any funds by the Depositary Bank, or any other action to be taken by the Depositary Bank, under this Agreement is to be made or taken on a day which is not a Business Day, such transfer, withdrawal, deposit, payment or other action shall be made or taken on the next Business Day.

          Section 5.3 BENEFIT OF AGREEMENT. Nothing in this Agreement, expressed or implied, shall give or be construed to give to any Person other than the parties hereto and the Secured Parties any legal or equitable right, remedy or claim under this Agreement, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Secured Parties.

          Section 5.4 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid, or by overnight delivery or telecopy addressed to any Secured Party at the address specified in SECTION 5.4 (Notices) of the Intercreditor Agreement or to any other at its address specified in a written notice to the Collateral Agent, or at such other address as shall be designated by any of the foregoing Persons in a written notice to the parties hereto.

          Section 5.5 COUNTERPARTS; DESCRIPTIVE. This Agreement may be executed in separate counterparts, and by each party separately on a separate counterpart, and each such counterpart, when so executed and delivered, shall be an original. Such counterparts shall together constitute but one and the same instrument. The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

          Section 5.6 GOVERNING LAW; SUBMISSION TO JURISDICTION.

          (a) This Agreement is a contract made under the laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the laws of such State without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law). Regardless of any provision in any other Agreement, for purposes of the UCC, New York shall be deemed to be the Depositary Bank's location and the U.S. Depositary Accounts (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York, without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Laws).

          (b) Any legal action or proceeding against Funding Company or any U.S. Guarantor with respect to this Agreement may be brought in the courts of the State of New York in the County of New York or of the United States for the Southern District of New York and, by execution and delivery of this Agreement, Funding Company and each U.S. Guarantor hereby irrevocably submits and accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Funding Company and each U.S. Guarantor agree that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon Funding Company and each U.S. Guarantor and may be enforced in any other jurisdiction, by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. Each U.S. Guarantor and Funding Company hereby irrevocably designates, appoints and empowers Corporation Service Company with offices on the date hereof at 375 Hudson Street, New York, New York 10014-3686, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, each U.S. Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Bond Trustee. Funding Company and each U.S. Guarantor irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Funding Company and each U.S. Guarantor at its address referred to in SECTION 5.4 (Notices) hereof, such service to become effective thirty (30) days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Funding Company and each U.S. Guarantor in any other jurisdiction.

          (c) Funding Company and each U.S. Guarantor hereby irrevocably waive any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Finance Document brought in the courts referred to in clause (b) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (d) WITH REGARD TO THIS AGREEMENT, FUNDING COMPANY, EACH U.S. GUARANTOR, THE COLLATERAL AGENT AND THE DEPOSITARY BANK HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY.

          Section 5.7 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise, and no delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude or require any other or future exercise thereof or the exercise of any other right, power or privilege. All rights, powers and remedies granted to any party hereto and all other agreements, instruments and documents executed in connection with this Agreement shall be cumulative, may be exercised singly or concurrently and shall not be exclusive of any rights or remedies provided by law.

          Section 5.8 ASSIGNMENT. Funding Company and each U.S. Guarantor hereby consent to any assignment of this Agreement in whole or in part by any of the Secured Parties in connection with the assignment of any Secured Obligations or part thereof in accordance with the terms of the Agreement giving rise to such Secured Obligations or any other Agreement relating thereto. In the event of any such assignment or transfer, the term "Secured Party" as used in this Agreement shall be deemed to mean any such assignee or transferee, as the case may be. Subject to the first two sentences of this SECTION 5.8 no assignment of this Agreement may be made by Funding Company or any U.S. Guarantor without the prior written consent of the Collateral Agent, acting pursuant to the Intercreditor Agreement.

          Section 5.9 TIME OF DAY; ENGLISH LANGUAGE. All references herein to any time of day shall be deemed to be references to New York City time, and all notices, instruments and other documents required to be delivered hereunder shall be in the English language.

          Section 5.10 BINDING EFFECT. All of the covenants, warranties, undertakings and agreements of Funding Company and each U.S. Guarantor hereunder shall bind Funding Company and each U.S. Guarantor and its successors and assigns and shall inure to the benefit of the Secured Parties and their respective successors and assigns.

          Section 5.11 NOTICE OF ADVERSE CLAIM. Except for the claims and interest of the Secured Parties in the U.S. Depositary Accounts, the Collateral Agent does not know of any claim to, or interest in, the U.S. Depositary Accounts or in any "financial asset" (as defined in SECTION 8-102(a) of the UCC) credited thereto; it being understood that the Collateral Agent has not conducted an independent investigation. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the U.S. Depositary Accounts or in any financial asset carried therein actually known by the Collateral Agent, the Collateral Agent will promptly notify the Secured Parties, Funding Company and each U.S. Guarantor thereof.

                  Section 5.12 LIMITATION ON FUNDING COMPANY'S LIABILITY. Notwithstanding anything to the contrary contained herein, the obligations of Funding Company hereunder are solely the obligations of Funding Company and payable from, and recourse solely to, Funding Company's interest in the Funding Collateral following application of the Funding Collateral in or towards the discharge of the Secured Obligations and the obligations of Funding Company under each other Transaction Document. No recourse shall be had against any Non-Recourse Person subject to the exceptions set forth in SECTION 11.11 (Limitation of Liability) of the Indenture.

                  Section 5.13 THE COLLATERAL AGENT. Each party hereto acknowledges and agrees that the rights, privileges, benefits, immunities and duties of the Collateral Agent set forth in the Intercreditor Agreement are expressly incorporated herein by reference thereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers or representatives hereunto.

                           YORK POWER FUNDING (CAYMAN)
                           LIMITED


                           By:    /s/ Martin Couch
                                  ------------------------------
                           Name:  Martin Couch
                           Title: Director

                           BROOKLYN NAVY YARD POWER LLC


                           By:    /s/ Michael Trachtenberg
                                  ------------------------------
                           Name:  Michael Trachtenberg
                           Title: Vice President

                           WARBASSE POWER I LLC


                           By:    /s/ Michael Trachtenberg
                                  ------------------------------
                           Name:  Michael Trachtenberg
                           Title: Executive Vice President

                           WARBASSE POWER II LLC


                           By:    /s/ Michael Trachtenberg
                                  ------------------------------
                           Name:  Michael Trachtenberg
                           Title: Vice President

                           NEW WORLD POWER TEXAS RENEWABLE
                           ENERGY LIMITED PARTNERSHIP

                           By:    BIG SPRINGS TEXAS ENERGY
                                  MANAGEMENT, INC.,
                                  Managing General Partner


                           By:    /s/ Michael Trachtenberg
                                  ------------------------------
                           Name:  Michael Trachtenberg
                           Title: Vice President

                           THE BANK OF NEW YORK
                           as Collateral Agent

                           By:    /s/ Joseph Ernst
                                  ------------------------------
                           Name:  Joseph Ernst
                           Title: Vice President

                           THE BANK OF NEW YORK
                           as Depositary Bank


                           By:    /s/ Joseph Ernst
                                  ------------------------------
                           Name:  Joseph Ernst
                           Title: Vice President

                                   SCHEDULE I


                            U.S. DEPOSITARY ACCOUNTS



ACCOUNT NAME                                     ACCOUNT NO.
------------                                     -----------
US Revenue Account                               800000
US Interest Amount                               800001
US Principal Amount                              800002
US Distribution Account                          800003
US Distribution Suspense Account                 800004
US Loss Proceeds Account                         800006
US Redemption Account                            800007
Big Spring Operating Account                     800008
Big Spring Construction Account                  800009
Contingency Reserve Account                      800005
Big Spring Maintenance Reserve Account           800010
Debt Serve Reserve Account                       800012
BNY Supplemental Reserve Account                 800013
US Additional Reserve Account                    800011


                                    EXHIBIT A


                       BIG SPRING CONSTRUCTION REQUISITION

                                   No. ______


                                     [Date]


The Bank of New York,
  as Depositary Bank
[                       ]
Attention:  [______________]


Ladies and Gentlemen:

     This requisition (this "BIG SPRING CONSTRUCTION REQUISITION") is delivered to you pursuant to SECTION 3.1 of the U.S. Deposit and Disbursement Agreement, dated as of ________, 1998 (the "AGREEMENT"), by and among York Power Funding (Cayman) Limited, Brooklyn Navy Yard Power LLC, Warbasse Power I LLC, Warbasse Power II LLC, New World Power Texas Renewable Energy Limited Partnership (the "BIG SPRING GUARANTOR"), The Bank of New York, as Collateral Agent and The Bank of New York as Depositary Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

     The Big Spring Guarantor hereby certifies to the Depositary Bank for the benefit of the Secured Parties as of the date hereof that:

     1. The aggregate amount requested to be withdrawn from the Big Spring Construction Account in accordance with this Big Spring Construction Requisition is $________.

     2. The date on which such withdrawals and transfers pursuant to this Big Spring Construction Requisition are to be made is _______ (the "DISBURSEMENT DATE")

     3. Set forth on Schedule I attached hereto is the name of each Person to whom any payment is to be made, the aggregate amount incurred on the Disbursement Date or reasonably expected to be incurred within the thirty (30) day period following the Disbursement Date by such Person and a summary description of the work performed, services rendered, materials, equipment or supplies delivered or any other purpose for which each payment was or is to be made.



                                   Exhibit A-1

     4. As of the date hereof, no Default or Event of Default has occurred and is continuing.

     5. The Big Spring Guarantor reviewed the work performed, services rendered and materials, equipment or supplies delivered in connection with the construction of the Big Spring Project, and confirm that the construction activities are proceeding in accordance with the current construction budget and schedule.



                                           NEW WORLD POWER TEXAS
                                           RENEWABLE ENERGY LIMITED
                                           PARTNERSHIP


                                           By: BIG SPRINGS TEXAS ENERGY
                                               MANAGEMENT, INC.,
                                               Managing General Partner


                                           By:
                                               ---------------------------
                                           Name:
                                           Title:


                                   Exhibit A-2

                SCHEDULE I TO BIG SPRING CONSTRUCTION REQUISITION




                            Amount
       Name               Of Payment            Purpose
       ----               ----------            -------







                                   Exhibit A-3

                             APPENDIX I TO EXHIBIT A


                       INDEPENDENT ENGINEER'S CERTIFICATE


                                     [Date]


The Bank of New York
  as Depositary Bank
[                       ]
Attention:  [          ]

New World Power Texas Renewable
Energy Limited Partnership
[                       ]
Attention:  [        ]

Ladies and Gentlemen:

          This Certificate is delivered to you in connection with (a) SECTION
3.1 of the U.S. Deposit and Disbursement Agreement, dated as of _______, 1998 (the "AGREEMENT"), by and among York Power Funding (Cayman) Limited, Brooklyn Navy Yard Power LLC, Warbasse Power I LLC, Warbasse Power II LLC, New World Power Texas Renewable Energy Limited Partnership (the "BIG SPRING GUARANTOR"), The Bank of New York, as Collateral Agent and The Bank of New York, as Depositary Bank and (b) the requisition for payment to which this Certificate is attached as APPENDIX I (the "BIG SPRING CONSTRUCTION REQUISITION") delivered by the Big Spring Guarantor to the Depositary Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

          We hereby certify to the Depositary Bank for the benefit of the Secured Parties as of the date hereof that:

     1. We have reviewed the Big Spring Construction Requisition and the construction costs set forth on SCHEDULE I to the Big Spring Construction Requisition are due and payable as of the Disbursement Date or are reasonably anticipated to be incurred during the thirty
          (30) day period following the Disbursement Date.

     2. We have reviewed the [description of work reviewed] services rendered and materials, equipment or supplies delivered in connection with the construction


                                   Exhibit A-4
          of the Big Spring Project, and confirm that the construction activities are proceeding in accordance with the current construction budget and schedule and that sufficient funds are on deposit in the Big Spring Construction Account or shall otherwise be available to the Big Spring Guarantor to complete the Big Spring Project.

          The person signing this Certificate is a duly qualified representative of the Independent Engineer and as such is authorized to execute this Certificate on behalf of the Independent Engineer.


                                          Very truly yours,


                                          [NAME OF INDEPENDENT
                                          ENGINEER]


                                          By:
                                              ------------------------
                                              Name:
                                          Title:


                                   Exhibit A-5

                                    EXHIBIT B

            NON-BUDGETED OPERATING AND MAINTENANCE COSTS CERTIFICATE

                                    No. _____



                                     [Date]

The Bank of New York,
as Depositary Bank
[____________________]
Attention:  [_______________]


Ladies and Gentlemen:

          This certificate (the "NON-BUDGETED OPERATING AND MAINTENANCE COSTS CERTIFICATE") is delivered to you pursuant to SECTION 3.2(b)(ii) of the U.S. Depositary Agreement, dated as of ___________, 1998 (the "AGREEMENT"), by and among York Power Funding (Cayman) Limited, Brooklyn Navy Yard Power LLC, Warbasse Power I, LLC, Warbasse Power II, LLC, New World Power Texas Renewable Energy Limited Partnership (the "BIG SPRING GUARANTOR"), The Bank of New York, as Collateral Agent and The Bank of New York, as Depositary Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

          The Big Spring Guarantor hereby certifies to the Depositary Bank of the benefit of the Secured Parties as of the date hereof that:

     1. The aggregate amount requested to be withdrawn from the U.S. Revenue Account in accordance with this Non-Budgeted Operating and Maintenance Costs Certificate is $_________.

     2. The date on which the withdrawals and transfers pursuant to this Non-Budgeted Operating and Maintenance Costs Certificate are to be made is _________ (the "DISBURSEMENT DATE").

     3. Set forth on Schedule I attached hereto is the name of each Person to whom any payment is to be made, the aggregate amount due and payable on the Disbursement Date or reasonably expected to be due and payable within the thirty (30) day period following the Disbursement Date to such Person and a summary description of the work performed, services rendered, materials,

                                   Exhibit B-1
          equipment or supplies delivered or any other purpose for which each payment was or is to be made.

     4. The proceeds withdrawn from the U.S. Revenue Account pursuant to this Non-Budgeted Operating and Maintenance Expenses Certificate will be used to pay Operating and Maintenance Expenses which exceed the projected Operating and Maintenance Expenses in the Operating Budget of the Big Spring Guarantor by more than ten (10) percent.

     5. The Operating and Maintenance Expenses for which payment is requested under this Non-Budgeted Operating and Maintenance Expenses Certificate have not been the basis for any prior requisition by the Big Spring Guarantor.

     6. All proceeds of prior requisitions under any Non-Budgeted Operating and Maintenance Expenses Certificate have been expended or applied pursuant to the provisions of the U.S. Depositary Agreement.

     [7. Attached hereto as Appendix I is an Independent Engineer's Certificate in respect of this Non-Budgeted Operating and Maintenance Expenses Certificate.]*

     [8. The Operating and Maintenance Expenses for which payment is requested under this Non-Budgeted Operating and Maintenance Expenses Certificate are reasonably designed to permit the Big Spring Guarantor to satisfy its obligations in respect of the U.S. Project Note and maximize its revenue and net income. A Debt Service Coverage Ratio and a U.S. Debt Service Coverage Ratio of at least 1.5 to 1.0 will be maintained for the next 12- month period.]


--------
      *   Insert particular clause 7, as applicable.


                                   Exhibit B-2

                                           NEW WORLD POWER TEXAS
                                           RENEWABLE ENERGY LIMITED
                                           PARTNERSHIP



                                           By: BIG SPRINGS TEXAS ENERGY
                                               MANAGEMENT, INC.,
                                               Managing General Partner



                                           By:
                                               ----------------------------
                                           Name:
                                           Title:


                                   Exhibit B-3

              SCHEDULE I TO NON-BUDGETED OPERATING AND MAINTENANCE
                               EXPENSE CERTIFICATE

                       Amount
    Name             Of Payment               Purpose
    ----             ----------               -------


                                   Exhibit B-4

                             APPENDIX I TO EXHIBIT B

                       INDEPENDENT ENGINEER'S CERTIFICATE


                                     [Date]



The Bank of New York,
as Depositary Bank
[____________________]
Attention:  [_______________]

New World Power Texas Renewable
Energy Limited Partnership
[_________________________]
Attention:  [________]

Ladies and Gentlemen:

          This certificate (the "NON-BUDGETED OPERATING AND MAINTENANCE EXPENSES CERTIFICATE") is delivered to you pursuant to (a) SECTION 3.2(b)(ii) of the U.S. Depositary Agreement, dated as of ___________, 1998 (the "AGREEMENT"), by and among York Power Funding (Cayman) Limited, Brooklyn Navy Yard Power LLC, Warbasse Power I, LLC, Warbasse Power II, LLC, New World Power Texas Renewable Energy Limited Partnership (the "BIG SPRING GUARANTOR"), The Bank of New York, as Collateral Agent and The Bank of New York, as Depositary Bank and (b) the certificate to which this Certificate is attached as APPENDIX I (the "NON-BUDGETED OPERATING AND MAINTENANCE EXPENSE CERTIFICATE") delivered by the Big Spring Guarantor to the Depositary Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

          We hereby certify to the Depositary Bank of the benefit of the Secured Parties as of the date hereof that:

     1. We have reviewed the Non-Budgeted Operating and Maintenance Expenses Certificate dated ____________ of the Big Spring Guarantor relating to the Big Spring Project.

     2. Based on our review of the aforementioned information, including applicable operating and maintenance budgets and plans, inspections and overhaul reports and elective generation reports and data provided to us by the Big Spring Guarantor and such other investigation as is referenced on the Annex


                                   Exhibit B-5
          hereto, and the understanding and assumption that we have been provided true, correct and complete information, and that we have not undertaken to verify such information, and [insert customary exceptions and qualifications] we are of the opinion that, as of the date hereof:

          (a) The operations and maintenance of the Big Spring Project as of the date hereof have been performed in accordance with generally accepted engineering and project operations and maintenance practices.

          (b) The operations and maintenance expenses set forth on Schedule I to the Non-Budgeted Operating and Maintenance Expenses Certificate not incurred on or prior to the Disbursement Date are reasonably anticipated to be incurred during the thirty (30) day period following the Disbursement Date.

          (c) The expenditures described in the Non-Budgeted Operating and Maintenance Expenses Certificate delivered by the Big Spring Guarantor to the Depositary Bank are necessary and reasonable.

          The person signing this Certificate is a duly qualified representative of the Independent Engineer and as such is authorized to execute this Certificate on behalf of the Independent Engineer.


                                     [NAME OF INDEPENDENT ENGINEER]


                                     By:
                                        -----------------------------
                                     Name:
                                     Title:


                                   Exhibit B-6

                                    EXHIBIT C


                             RESTORATION REQUISITION

                                     No.____

                                     [Date]


The Bank of New York
  as Collateral Agent
[                       ]
Attention:  [______________]


Ladies and Gentlemen:

     This requisition (this "RESTORATION REQUISITION") is delivered to you pursuant to SECTION 3.7(d) of the U.S. Deposit and Disbursement Agreement, dated as of ________, 1998 (the "AGREEMENT"), by and among York Power Funding (Cayman) Limited, Brooklyn Navy Yard Power LLC, Warbasse Power I LLC, Warbasse Power II LLC, New World Power Texas Renewable Energy Limited Partnership (the "BIG SPRING GUARANTOR"), The Bank of New York, as Collateral Agent and The Bank of New York, as Depositary Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

     The Big Spring Guarantor hereby certifies to the Collateral Agent for the benefit of the Secured Parties as of the date hereof that:

     1. The aggregate amount requested to be withdrawn from the U.S. Loss Proceeds Account in accordance with this Restoration Requisition is $_____.

     2. The date on which the withdrawals and transfers pursuant to this Restoration Requisition are to be made is ________ (the "DISBURSEMENT DATE").

     3. Set forth on SCHEDULE I attached hereto is the name of each Person to whom any payment is to be made with the amount requested pursuant to item 1, the aggregate amount incurred on or prior to the Disbursement Date or reasonably expected to be incurred within the thirty (30) day period following the Disbursement Date by such Person and a summary description of the work performed, services rendered, materials, equipment or supplies


                                   Exhibit C-1
           delivered or any other purpose for which each payment was or is to be made.

     4. The proceeds of this Restoration Requisition withdrawn from the U.S. Loss Proceeds Account will be used to pay the costs of rebuilding, restoration or repair or the Big Spring Project in accordance with an Approved Restoration Plan and the budget and payment schedule set forth in the Approved Restoration Plan, if any.

     5. The costs of rebuilding, restoration or repair for which payment is requested under this Restoration Requisition from the U.S. Loss Proceeds Account have not been the basis for any prior requisition by the Big Spring Guarantor.

     6. As of the date hereof, the Big Spring Guarantor has not received any written notice of any lien, right to lien or attachment upon, or material claim affecting the right of the Big Spring Guarantor to receive any portion of the amount of this Restoration Requisition (other than in respect of Permitted Liens), or in the event that the Big Spring Guarantor has received notice of any such lien, attachment, or claim (other than a Permitted Lien), such lien attachment or claim has been released or discharged as of the date hereof or is expected to be released or discharged upon payment of the costs for which payment is requested under this Restoration Requisition.

     7. [Insert for final release only] [The restoration has been completed, (or will be completed upon the expenditure of the funds requested hereby) and the Big Spring Project as restored conforms in all material respects to all Applicable Laws and Governmental Approvals].

     8. Attached hereto as APPENDIX I is an Independent Engineer's Certificate in respect of this Restoration Requisition.




                                   Exhibit C-2

                                           NEW WORLD POWER TEXAS
                                           RENEWABLE ENERGY LIMITED
                                           PARTNERSHIP


                                           By: BIG SPRINGS TEXAS ENERGY
                                               MANAGEMENT, INC.,
                                               Managing General Partner


                                           By:
                                               --------------------------
                                           Name:
                                           Title:



                                   Exhibit C-3

                      SCHEDULE I TO RESTORATION REQUISITION


                               Amount
           Name               Of Payment            Purpose
           ----               ----------            -------


                                   Exhibit C-4

                             APPENDIX I TO EXHIBIT C


                       INDEPENDENT ENGINEER'S CERTIFICATE


                                     [Date]


The Bank of New York
  as Collateral Agent
[                       ]
Attention:  [        ]

New World Power Texas Renewable
Energy Limited Partnership
Attention:  [        ]

Ladies and Gentlemen:

     This Certificate is delivered to you in connection with (a) SECTION 3.7(d) of the U.S. Deposit and Disbursement Agreement, dated as of _______, 1998 (the "AGREEMENT"), by and among York Power Funding (Cayman) Limited, Brooklyn Navy Yard Power LLC, Warbasse Power I LLC, Warbasse Power II LLC, New World Power Texas Renewable Energy Limited Partnership (the "BIG SPRING GUARANTOR"), The Bank of New York, as Collateral Agent and The Bank of New York, as Depositary Bank and (b) the requisition for payment to which this Certificate is attached as APPENDIX I (the "RESTORATION REQUISITION") delivered by the Big Spring Guarantor to the Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

     We hereby certify to the Collateral Agent for the benefit of the Secured Parties as of the date hereof that:

     1. We have reviewed the material and data made available to us by the Big Spring Guarantor with respect to [describe rebuilding, repair or restoration project] and have performed such other investigation as is referenced in the Annex attached hereto (the "REVIEW"). Our Review was performed in accordance with generally accepted engineering and construction practices and included such investigation and review as we in our professional capacity deemed necessary or appropriate under the circumstances and within the scope of our appointment. We have also reviewed the Restoration


                                   Exhibit C-5

          Requisition dated ___________, including any appendices, schedules and requisitions and/or invoices attached thereto or delivered therewith.

     2. Based on our Review and the understanding and assumption that we have been provided true, correct and complete information and [insert customary assumptions and qualifications], we are of the opinion that, as of the date hereof:

          a. The rebuilding, repair and restoration activities and the progress of the rebuilding, repair and restoration of the Big Spring Project through the date of this Certificate are proceeding in a satisfactory manner in accordance with the Approved Restoration Plan.

          b. The restoration costs set forth on SCHEDULE I to the Restoration Requisition not incurred on or prior to the Disbursement Date are reasonably anticipated to be incurred during the thirty (30) day period following the Disbursement Date.

          c. The payments made with respect to the Restoration Requisition are in accordance with the Approved Restoration Plan and budget and project payment schedule set forth therein, if any.

          d. [Insert for final release only] [The restoration has been completed (or will be completed upon the expenditure of funds requested in the Restoration Requisition to which this certificate is attached) and the Big Spring Project as restored conforms in all material respects to all Applicable Laws and Governmental Approvals.]


                                   Exhibit C-6

     The person signing this Certificate is a duly qualified representative of the Independent Engineer and as such is authorized to execute this Certificate on behalf of the Independent Engineer.

                                           Very truly yours,

                                           [NAME OF INDEPENDENT ENGINEER]


                                           By:
                                              -------------------------------
                                           Name:
                                           Title:



                                   Exhibit C-7